PEAR TREE FUNDS

Supplement
Dated April 2, 2013 to
Prospectus dated August 1, 2012, amended and Supplemented
and
Statement of Additional Information dated August 1, 2012, amended and  Supplemented

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Ordinary Shares (Ticker Symbol: QFFOX)
Institutional Shares (Ticker Symbol: QEMAX)

The information in the Pear Tree Funds’ Prospectus dated August 1, 2012, as amended and supplemented (the “Prospectus”), is hereby further supplemented as follows:

The section “Summary Information-Pear Tree PanAgora Dynamic Emerging Markets Fund-Management” of the Prospectus is deleted in its entirety and replaced with the following:

Management

The Fund is managed by Pear Tree Advisors, Inc. The Fund is sub-advised by PanAgora Asset Management, Inc. (“PanAgora”). The following employees of PanAgora serve as the portfolio managers of the Fund:

Investment Team	Position at PanAgora	Manager of the Fund Since
Dmitri Kantsyrev, Ph.D., CFA	Portfolio Manager, Equity Investments	2008
Jane Zhao, Ph.D.	Director, Equity Investments	2006
Joel G. Feinberg	Director, Equity Investments	2008
George Mussalli	Chief Investment Officer, Head of Stock Selector Strategies, Head of Equity Research	2011

The Section “Management of Pear Tree Funds-The Sub-Advisers and Portfolio Management-Pear Tree PanAgora Dynamic Emerging Markets Fund” of the Prospectus is deleted in its entirety and replaced with the following:

Pear Tree PanAgora Dynamic Emerging Markets Fund

Sub-Adviser. PanAgora Asset Management, Inc. (“PanAgora”), 470 Atlantic Avenue, Boston, Massachusetts 02110, serves as the investment sub-adviser to Pear Tree PanAgora Dynamic Emerging Markets Fund. As of June 30, 2012, PanAgora had $24.5 billion in assets under management in portfolios of institutional pension and endowment funds, among others.  Putnam Investments, LLC is a control person of PanAgora.

Portfolio Management. Pear Tree PanAgora Dynamic Emerging Markets Fund is managed by the following team.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Dmitri Kantsyrev, Ph.D., CFA	Since 2008
Portfolio Manager, Equity Investments
Dr. Kantsyrev is a Quantitative Analyst on the Dynamic Equity Modeling Team primarily responsible for conducting research for PanAgora’s Global and International Equity strategies. Dr. Kantsyrev joined PanAgora in 2007 from the University of Southern California, where he completed his studies in Finance. Dr. Kantsyrev is a CFA charterholder.

Jane Zhao, Ph.D.	Since 2006
Director, Equity Investments
Dr. Zhao joined PanAgora in 2006 and is currently a Director on the Dynamic Equity Management Team. Her primary responsibilities include conducting research to uncover new alpha sources, building quantitative stock selection models, and managing portfolios within the Dynamic Equity strategies.

Joel G. Feinberg	Since 2008
Director, Equity Investments
Investment professional since 2000; from 2002 to 2005 as Senior Associate of Operations at PanAgora; Research Associate in Macro Strategies in 2005 at PanAgora; Portfolio Manager, Equity Investment 2006 to 2008 with PanAgora.

George Mussalli	Since 2011
Chief Investment Officer, Head of Stock Selector Strategies, Head of Equity Research
Mr. Mussalli is responsible for all equity strategies at PanAgora, as well as the research and management of the firm’s stock selector strategies. He is also a member of the firm’s Investment, Operating and Directors Committees. Before joining PanAgora in 2004, he was a Vice President and Portfolio Manager on the Putnam Investments Structured Equity team, where he was a portfolio manager responsible for U.S. Large Cap Structured Equity portfolios.

The rest of the Prospectus remains unchanged.

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The information in the Pear Tree Funds’ Statement of Additional Information dated August 1, 2012, as supplemented from time to time (the “SAI”), is hereby supplemented as follows:

The section –“Portfolio Managers - Pear Tree PanAgora Dynamic Emerging Markets Fund – PanAgora (as of March 31, 2012)” is deleted in its entirety and replaced with the following:

Pear Tree PanAgora Dynamic Emerging Markets Fund – PanAgora (as of March 31, 2012)

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Joel G. Feinberg	Registered Investment Companies	5	$1.199 billion	0	0
	Other Pooled Investment Vehicles	53	$9.87 billion	4	$401.5 million
	Other Accounts	46	$8.35 billion	9	$2.26 billion
Dmitri Kantsyrev, Ph.D., CFA
	Registered Investment Companies	4	$549.6 million	0	0
	Other Pooled Investment Vehicles	31	$5.68 billion	4	$401.5 million
	Other Accounts	29	$6.53 billion	6	$1.36 billion
George Mussalli, CFA
	Registered Investment Companies	5	$1.199 billion	0	0
	Other Pooled Investment Vehicles	53	$9.87 billion	4	$401.5 million
	Other Accounts	46	$8.35 billion	9	$2.26 billion
Jane Zhao, Ph.D.
	Registered Investment Companies	4	$549.6 million	0	0
	Other Pooled Investment Vehicles	31	$5.68 billion	4	$401.5 million
	Other Accounts	29	$6.53 billion	6	$1.36 billion

*	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The section “Portfolio Managers - Pear Tree PanAgora Dynamic Emerging Markets Fund – PanAgora (as of March 31, 2012) - Dollar Range of Equity Securities Owned” is deleted in its entirety and replaced with the following:

Pear Tree PanAgora Dynamic Emerging Markets Fund (PanAgora)	$0 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000	Over $500,000
Joel G. Feinberg	X
Dmitri Kantsyrev, Ph.D., CFA	X
Jane Zhao, Ph.D.	X
George Mussalli, CFA	X

The rest of the Statement of Additional Information remains unchanged.

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